UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Soliciting Material Pursuant to §240.14a-12
RENN Global Entrepreneurs Fund, Inc.
(Name of Registrant as Specified In Its Charter)

____________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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RENN Global Entrepreneurs Fund, Inc.
8080 North Central Expressway, Suite 210, LB-59
Dallas, Texas 75206-1857
________________________

NOTICE OF 2009 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 14, 2010
__________________

TO THE SHAREHOLDERS OF RENN GLOBAL ENTREPRENEURS FUND, INC.

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of RENN Global Entrepreneurs Fund, Inc., a Texas corporation (the “Fund”), will be held at the Hilton Anatole, 2201 Stemmons Freeway, Dallas, Texas 75206 on Friday, May 14, 2010, at 8:00 a.m., Central Daylight Savings  time, for the following purposes:

(1)	to elect two (2) Class Three Directors of the Fund, to hold office for a term of three (3) years or until his successor is elected and qualified;
(2)	to ratify the appointment by the Fund’s Board of Directors of Malin, Bergquist & Company as the auditor of the Fund for the fiscal year ending December 31, 2010;
(3)	to transact any and all other business that may properly be presented at the Annual Meeting or any adjournment(s).
      The close of business on March 18, 2010 has been fixed as the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment.  The enclosed proxy is being solicited on behalf of the Board.

      You are cordially invited to attend the Annual Meeting.  You may vote your shares (1) in person at the Annual Meeting, (2) by telephone, (3) via the Internet or (4) by completing, signing, dating and returning the accompanying proxy card in the enclosed, self-addressed, postage-paid envelope.   Specific instructions for voting by telephone or via the Internet are on the accompanying proxy card.   You may revoke your proxy at any time prior to the Annual Meeting.  If you decide to attend the Annual Meeting and wish to change your vote, you may do so by voting in person at the Annual Meeting.   Prompt response by our shareholders will reduce the time and expense of solicitation.

By Order of the Board of Directors

/s/ BARBE BUTSCHEK

Barbe Butschek, Secretary

Dallas, Texas

March 31, 2010

This is an important meeting regarding the future operations of the Fund.  To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope.  Even if you vote your shares prior to the Annual Meeting, you still may attend the Annual Meeting and vote your shares in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 14, 2010:
The Proxy Statement and Annual Report to Shareholders are available at www.rencapital.com/renniii.php.

RENN GLOBAL ENTREPRENEURS FUND, INC.

PROXY STATEMENT
for
ANNUAL MEETING OF SHAREHOLDERS
To Be Held On Friday, May 14, 2010

SOLICITATION OF PROXIES

      This Proxy Statement is being furnished to the shareholders of RENN Global Entrepreneurs Fund, Inc., a Texas corporation (the “Fund”).   The Fund’s Board of Directors is soliciting proxies to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Friday, May 14, 2010, at the Hilton Anatole, 2201 Stemmons Freeway, Dallas, Texas 75207, at 8:00 a.m., Central Daylight Savings time, and at any adjournment(s).   If you need directions to the meeting site, you may call 214-748-1200.  This Proxy Statement is first being sent to shareholders on or about April 14, 2010.

      The accompanying proxy card is designed to permit each shareholder to vote for or against, or to abstain from voting on, the proposals described in this Proxy Statement.   When a shareholder’s executed proxy card specifies a choice with respect to a voting matter, the shares will be voted accordingly.   If no specifications are made, then the proxy will be voted by the persons serving as proxies at the Annual Meeting FOR:

(i)	the election of two (2) Class Three Directors; and

(ii)	the ratification of the appointment of Malin, Bergquist & Company as the Fund’s independent auditor for the fiscal year ending December 31, 2010.

      The Board of Directors encourages the shareholders to attend the Annual Meeting in person.   Executing and returning the accompanying proxy card will not affect a shareholder’s right to attend the Annual Meeting and to vote in person.   Any shareholder who has given a proxy has the right to revoke it at any time before it is voted by giving written notice of revocation to Ms.  Barbe Butschek, Secretary, RENN Global Entrepreneurs Fund, Inc., 8080 North Central Expressway, Suite 210, LB-59, Dallas, Texas 75206-1857, by executing and delivering a later-dated proxy, or by attending the Annual Meeting and voting in person.   No revocation notice or later-dated proxy, however, will be effective until received by the Fund at, or prior to, the Annual Meeting.   Revocation will not affect a vote on any matters taken prior to the receipt of the revocation.   Mere attendance at the Annual Meeting will not by itself revoke the proxy.

In addition to soliciting proxies by mail, officers and directors of the Fund and officers, directors and regular employees of RENN Capital Group, Inc., the investment adviser to the Fund (“RENN Capital Group, Inc.”), may solicit the return of proxies by personal interview, mail, telephone and facsimile.  These persons will not receive additional compensation for their services, but will be reimbursed for out-of-pocket expenses.  After the date of this Proxy Statement, but prior to the date of the Annual Meeting, the Fund may engage a proxy solicitation firm at a cost to be negotiated.   Brokerage houses and other custodians, nominees and fiduciaries will be requested by the Fund to forward solicitation material to the beneficial owners of shares.  The Fund will pay all costs of solicitation.

The Fund’s Annual Report to Shareholders for the 2009 fiscal year was mailed to all shareholders who are entitled to vote at the Annual Meeting for their review and reference.   The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material.  You may retrieve a copy of the Fund’s proxy materials and/or a copy of the Annual Report Form N-CSR for 12-31-09 from the Fund’s website at www.rencapital.com/renniii.php, or you may call 1(800) 687-3863 and request that a copy be mailed to you.

The Fund’s principal offices are located at 8080 North Central Expressway, Suite 210, LB-59, Dallas, Texas 75206-1857, and its telephone number is (214) 891-8294.

PURPOSES OF THE MEETING

      At the Annual Meeting, Shareholders will consider and vote upon the following matters:

(1)	To elect two (2) Class Three Directors of the Fund, to hold office for a term of three (3) years or until his successor is elected and qualified;
(2)	To ratify the appointment by the Fund’s Board of Directors of Malin, Bergquist & Company as the auditor of the Fund for the fiscal year ending December 31, 2010; and
(3)	To transact any and all other business that may properly be presented at the Annual Meeting or any adjournment(s).

RECORD DATE AND SHARE OWNERSHIP

      The close of business on March 18, 2010 has been fixed as the record date (the “Record Date”) for determining shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment.   At the close of business on the Record Date, the Fund had outstanding 4,463,967 shares of common stock and approximately 562 record holders.

QUORUM REQUIRED

      A quorum must be present at the Annual Meeting for any business to be conducted.   The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of all the votes entitled to be cast at the Annual Meeting will constitute a quorum.   Abstentions will not be treated as shares present for quorum purposes.   Broker shares for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals (which are considered “Broker Non-Votes” with respect to such proposals) will be treated as shares present for quorum purposes.

      If a quorum is not present at the Annual Meeting, the shareholders who are represented may adjourn the Annual Meeting until a quorum is present.   The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

VOTE REQUIRED

      Each share of common stock of the Fund is entitled to one vote.   The common stock is the only class of securities of the Fund entitled to vote at the Annual Meeting.   A shareholder is entitled to vote all shares of common stock held of record at the close of business on the Record Date, in person or by proxy, at the Annual Meeting.   There are no cumulative voting rights.    All votes will be tabulated by the Inspector of Elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

      Approval of the election of the Class Three Directors.   The affirmative vote of a  majority of the votes cast at the Annual Meeting is sufficient to elect the nominees for Class Three Director.

Ratify the appointment by the Board of Malin, Bergquist & Company as the auditor of the Fund for the fiscal year ending December 31, 2010.   The affirmative vote of a majority of the shares present at the Annual Meeting is required for the ratification of the selection of the Fund’s independent auditors.   An abstention will have the effect of a vote against the ratification of the appointment of Malin, Bergquist & Company as the Fund’s independent auditor, and a Broker Non-Vote will not have any effect on the vote to ratify that appointment.

      Additional solicitation.   If there are not enough votes to approve any proposals at the Annual Meeting, the shareholders who are represented may adjourn the Annual Meeting to permit the further solicitation of proxies.   The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

      Also, a shareholder vote may be taken on any of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal.

VOTING ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE

      Shareholders whose shares are registered in their own names may vote either via the Internet or by telephone.   Specific instructions to be followed by any registered shareholder interested in voting via the Internet or by telephone are set forth on the enclosed proxy card.   The Internet and telephone voting procedures are designed to authenticate the shareholder’s identity and to allow shareholders to vote their shares and confirm that their voting instructions have been properly recorded.

      If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically over the Internet or by telephone.   A large number of banks and brokerage firms are participating in the Broadridge Investor Communications Services online program, which provides eligible street name shareholders the opportunity to vote via the Internet or by telephone.   If your bank or brokerage firm is participating in that program, they will furnish you with a proxy card with instructions.   If your proxy card does not reference Internet or telephone information, please complete and return the proxy card in the self-addressed, postage-paid envelope provided.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information known to the Fund with respect to beneficial ownership of the Fund’s common stock as of December 31, 2009: (i) for all persons who are beneficial owners of more than 5% of the outstanding shares of the Fund’s common stock; (ii) each director of the Fund; and (iii) all executive officers and directors of the Fund as a group:

Name of Beneficial Owner	Number of Shares Beneficially Owned Directly or Indirectly		Percent of Class
Russell Cleveland, Chairman, President, Chief Executive Officer, and Director(1)	395,022	(2)	8.85%
Peter Collins, Director	2,502	(3)	0.06%
Charles C. Pierce, Jr., Director	2,299		0.05%
Ernest C. Hill, Director	0		0.00%
J. Philip McCormick, Director	3,500		0.08%
Other Officers	92,892		2.08%
All directors and officers of the Fund as a group (8 persons)	496,215		11.12%

(1)
“Interested person” as defined by Section 2(a)(19) of  the 1940 Act by virtue  of being an officer,  director and majority owner of the Fund’s Investment Adviser and by indirect beneficial ownership of more than 5% of the Fund’s securities through a family limited partnership.

(2)	Consists of 359,617 shares owned by the Cleveland Family Limited Partnership.
(3)	Includes 130 shares owned by Hilary Collins, Mr. Collins’ spouse.

None of the above individuals beneficially owns equity securities in registered investment companies within the same Family of Investment Companies as the Fund.  A “Family of Investment Companies” is two or more registered investment companies that share the same investment adviser and hold themselves out to investors as related companies for purposes of investment services.  The Fund is not grouped with any such companies.  None of the above individuals directly or indirectly owns beneficially or of record any class of securities of any entity controlling, controlled by, or under common control with the Investment Adviser, other than as disclosed above regarding the Fund.

PROPOSAL ONE
Election of Class Three Directors

Two Class Three directors who are now serving on the Board of Directors are proposed to be elected at the Annual Meeting.  Ernest C. Hill and Russell Cleveland have each been nominated as a Class Three Director to serve for a term of three (3) years or until his successor is elected and qualified.  For information concerning Messrs. Hill and Cleveland, see “Information Concerning Directors” below.

Pursuant to the Fund’s Restated Articles of Incorporation and Bylaws, the Board of Directors consists of one or more directors, the number of which may be increased or decreased by resolution adopted by a majority of the Board, and is divided into three classes.  Each class normally serves for a three-year term.

The term of office of the Class Three Directors expires at this Annual Meeting of shareholders.   The term of office of the Class One Directors will expire at the Annual Meeting to be held in 2011, and the term of office of the Class Two Directors will expire at the Annual Meeting to be held in 2012.

Because the Board is divided into classes, only those directors in a single class may be changed in any one year.  Consequently, changing a majority of the Board of Directors requires two years (although under Texas law, procedures are available to remove directors even if they are not then standing for re-election and, under Securities and Exchange Commission (“SEC”) regulations, procedures are available for including appropriate shareholder proposals in the annual proxy statement).  Having a classified board of directors, which may be regarded as an “anti-takeover” provision, may make it more difficult for shareholders to change the majority of directors and thus have the effect of maintaining the continuity of management.

Each nominee for a Class Three Director receiving the majority of the votes cast will be elected as director.

Information Concerning Directors

Name, Address1 and Age	Position(s) Held with Fund, Principal Occupation(s) During Past 5 Years, and Other Directorships in Public Companies Held by Director	Director’s Term of Office and Length of Time Served	Number of Portfolios in Fund Complex2 Overseen by Director	Dollar Range of Shares in Fund

Interested Director:
Russell Cleveland Age 71
President, Chief Executive Officer and
Director since 1994

Mr. Cleveland is a Chartered Financial Analyst with more than 35 years experience as a specialist in investments in smaller capitalization companies, and a graduate of the Wharton School of Business.  He also serves on the boards of directors of Renaissance US Growth & Income Trust PLC (a British fund) and the following portfolio companies:  CMSF Corpl, Integrated Security Systems Inc., BPO Management Services, Inc., and Access Plans, Inc.  He also serves on the Board of Directors of Cover-All Technologies, Inc., a non-portfolio company.  He has served as President of the Dallas Association of Investment Analysts.  He is also President, Chief Executive Officer, sole Director, and majority stockholder of RENN Capital Group, Inc., Investment Adviser to the Fund.
	Class Three Director since 1994. Term expires at this annual meeting.	1	over $100,000

1 The address of all such persons is c/o RENN Capital Group, Inc., 8080 North Central Expressway, Suite 210,  LB-59,  Dallas, Texas 75206.

2  The term “Fund Complex” means all ’40-Act registered investment funds which share a common investment adviser or  which hold themselves  out  to investors  as related companies for purposes  of  investment  services.  The Fund is not grouped  into a Fund Complex with any other such funds.

Name, Address3 and Age	Position(s) Held with Fund, Principal Occupation(s) During Past 5 Years, and Other Directorships in Public Companies Held by Director	Director’s Term of Office and Length of Time Served	Number of Portfolios in Fund Complex4 Overseen by Director	Dollar Range of Shares in Fund

Independent Directors:
Ernest C. Hill Age 70	Director Mr. Hill has a broad background in convertible securities analysis with major NYSE brokerage firms and institutional investors. He specializes in computer-aided investment analysis and administrative procedures. Mr. Hill was awarded a Ford Fellowship to the Stanford School of Business, where he received an MBA, with honors, in Investment and Finance. His prior experience includes service as Assistant Professor of Finance, Southern Methodist University and Associate Director of the Southwestern Graduate School of Banking.	Class Three Director since 1994. Term expires at this annual meeting.	1	$0

Charles C. Pierce, Jr. Age 75	Director Mr. Pierce has worked in the securities industry for 42 years. He is a Retired Vice Chairman of Dain Rauscher, Inc. and a private investor. Former President on the Texas Stock and Bond Dealers Association; Former Chairman of the South Central District of the Securities Industry Association covering Texas, Oklahoma, New Mexico, Kansas and Colorado.	Class Two Director since 2002. Term expires at the annual meeting to be held in 2012.	1	$1 to $10,001

Peter Collins Age 65
Director

Mr. Collins has been a financial and management consultant to closely-held businesses for more than ten years in the USA, the UK, and Europe, in areas of finance, start-ups, joint ventures and mergers and acquisitions.  He has advised companies in many segments of industry (including manufacturing, distribution, service, agriculture, construction and multimedia) and in all stages of development (from start-up to bankruptcy).  Mr. Collins was educated in England, where he received a B.SC. in Civil Engineering from Liverpool University and an M.SC. in Business Administration from The City University, London.
	Class One Director since 1994. Term expires at the annual meeting held in 2011.	1	$10,001 to $50,000

J. Philip McCormick Age 68	Director Mr. McCormick is a senior adviser to Stonehenge Growth Capital and a director of Quest Energy Partners, L.P. He was Executive Vice President and Chief Financial Officer of Highway Master Communication, Inc. from 1997 to 1998, Senior Vice President in various capacities at divisions or subsidiaries of Enserch Corporation from 1991 to 1997, and Audit Partner, member of senior management and member of the Board of Directors of KPMG and KMG Main Hurdman from 1973 to 1991.	Class One Director since 2006. Term expires at the annual meeting to be held in 2011.	1	$10,001 to $50,000

3 The address of all such persons is c/o RENN Capital Group, Inc., 8080 North Central Expressway, Suite 210, LB-59, Dallas, Texas 75026.

4 The term “Fund Complex” means all ’40-Act registered investment funds which share a common investment adviser or  which hold themselves  out  to investors  as related companies for purposes  of  investment  services.  The Fund is not grouped  into a Fund Complex with any other such funds.

         Board Member Attributes

        The following is a summary of some of the experience, skills and attributes that led to the conclusion that each member should serve as a director for the  Fund:

Russell Cleveland, the Chairman, brings more than 40 years of experience in the investment business, 34 years of which were spent as a portfolio manager specializing in multiple classes of securities of small private and publicly traded companies.  He is a graduate of the Wharton School of Business and has appeared on CNBC numerous times as a small cap analyst.  He has been a Director of the Fund since its inception.  Mr. Cleveland was nominated to continue to serve as a director due to his depth of knowledge of the Fund, his business judgment, and extensive experience in the field of investment management.

Peter Collins has been a financial and management consultant in the areas of finance, start-ups, joint ventures, mergers and acquisitions to closely held businesses in the U.S. and Europe.  He has advised companies in many segments of industry, including manufacturing, distribution, service, agriculture, construction, and multimedia.  Mr. Collins was educated in England, where he received a B.Sc. in Civil engineering and a M.Sc. in Business Administration.  He has been a Director of the Fund since 1994.

Charles C. Pierce, Jr. is a retired Vice Chairman of Dain Rauscher, Inc., former President of the Texas Stock and Bond Dealers Association, and former Chairman of the South Central District of the Securities Industry Association covering, Texas, Oklahoma, New Mexico, Kansas, and Colorado, and has been a Director of the Fund since 2002.

J. Philip McCormick was an audit partner and director of KPMG and KMG Main Hurdman from 1973 to 1991, a member of senior management with Enserch Corporation from 1991 through 1997, and currently is a senior adviser to Stonehenge Growth Capital and a director of Quest Energy Partners, LP.  He has been a Director of the Fund since 2006.

Ernest C. Hill was an Assistant Professor of Finance with Southern Methodist University and an Associate Director of the Southwestern Graduate School of Banking, and was instrumental in the formation of an Entrepreneurial Seminar for the Southern Methodist School of Business.  He was awarded a Ford Fellowship to the Stanford School of Business, where he received an MBA with honors in Investment and Finance.  He specializes in computer-aided investment analysis and administrative procedures, and has been a Director of the Fund since 1994.  Mr. Hill was nominated to continue to serve as a director due to his depth of knowledge of the Fund, his business judgment, and accomplished sense of investment analysis and finance.

Diversity in Board Members.  In selecting nominees for election or re-election to the Board, consideration is given to the presence on the Board of a broad spectrum of business acumen and personal perspectives.  The Fund has members who bring experience in banking and finance, executive management of corporations, directorship, and success with entrepreneurial challenges, among others.  The Fund has no policy regarding such, but it intends to keep a diversity of skills and attitudes in its board makeup, and it assesses those qualities in any present director or one who is being considered for nomination to the Board.

Board’s Role in Risk Management. The Board endeavors to forestall risk by its development of fundamental investment policies for approval by the shareholders and other policies which are more flexible for the Adviser’s activities on the Fund’s behalf.  The Board is also involved in the assessment and monitoring of risk by virtue of its review of the Fund’s investment activities, noting whether the portfolio has industry or geographic susceptibilities, the appointment of the Adviser’s portfolio managers to directorships on portfolio boards when indicated, and by review of the financial particulars of the Fund, including any occasions of debt.  It also considers the strength of the Adviser’s staff to provide uninterruptible investment and administrative services to the Fund.  The Board feels that its considerable oversight of risk fuses well with the Fund’s leadership structure.

Board Structure.  Russell Cleveland serves as both the Chairman of the Board and the Fund’s Chief Executive Officer, and the Board has determined that the dual role is appropriate for this Fund.  Mr. Cleveland is an interested person in the Fund, giving him an additional incentive for its good performance and protection.  He has foregone compensation from the Fund for both roles except for his indirect benefit from the Adviser’s management fee based on growth of the Fund’s asset values and the growth in the market value of the Fund’s stock that he owns indirectly.  The appointment of a separate person serving as chairman would likely require the Fund to incur additional fee expense for the position, which the Board feels is unwarranted at this time.  While not being named as such, the chairs of the Fund’s Audit and Governance Committees in essence serve as lead independent directors.  They regularly hold meetings without management present to assess matters concerning financial reporting and administrative risk and portfolio investment parameters and execution risk, and relay to the Chairman of the Board any concerns they may have.

Director Transactions with Affiliates.  With the exception of interested Director Russell Cleveland, none of the Directors owns any interest in RENN Capital Group, Inc., the Fund’s Investment Adviser, or any person controlling, controlled by, or under common control with the Investment Adviser, nor has any of the Directors engaged in a transaction or series of similar transactions with such parties which exceed $120,000 during the previous two fiscal years, nor is any such transaction being currently considered.

Legal Proceedings.  There are no material pending legal proceedings in which any director or nominee for director or an affiliated person of such director or nominee is a party adverse to the Fund or has a material interest adverse to the Fund or any of its affiliated persons

Additional information concerning the directors may be included in the Statement of Additional Information contained in the N-2 registration statement filed with the SEC by the Fund.  This information may be obtained without charge by calling 1(800)687-3863.

Committees and Meetings

The Board of Directors held 9 meetings or executed consent actions in lieu of meetings during 2009, and each director attended or executed at least seventy-five per cent (75%) of these meetings and consent actions.   The Board has established an Audit Committee and a Nominating and Corporate Governance Committee.   In 2009, the Audit Committee held 5 meetings, and the Nominating and Corporate Governance Committee held 4 meetings.   Each committee member attended or executed at least 75% of these meetings or consent actions.

The Audit Committee

During 2009, the Audit Committee consisted of Ernest C. Hill (Chairman), Charles C. Pierce, Jr., Peter Collins, and J. Philip McCormick, all of whom were determined by the Board to be independent directors.  As a registered closed-end management investment company, the Fund is not subject to the director independence requirements of §802 or §803A of the NYSE Amex Company Guide.  However, it has used a definition of “independent” which is substantially in compliance with such §803A.

The Board of Directors has determined that J. Philip McCormick satisfies the standard for “audit committee financial expert” within the meaning of the rules of the SEC.  The SEC rules provide that audit committee financial experts do not have any additional duties, obligations or liabilities and are not considered experts under the U.S. Securities Act of 1933.  The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities, and its primary duties and responsibilities are to:

•
select and approve the compensation of the Fund’s independent auditors, including those to be retained for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Fund;

•	monitor the independence and performance of the Fund’s independent auditors;

•	oversee generally the accounting and financial reporting processes of the Fund and the audits of its financial statements, generally;

•	review the reports and recommendations of the Fund’s independent auditors;

•	provide an avenue of communication among the independent auditors, management and the Board of Directors; and

•	address any matters between the Fund and its independent auditors regarding financial reporting.

The Fund’s Board of Directors has adopted a written charter for the Audit Committee, which is attached as Appendix A to this Proxy Statement.

The Fund’s independent auditors must report directly to the Audit Committee.

The Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee was created in January 2004 and is responsible for nominating individuals to serve as directors.   The Nominating and Corporate Governance Committee is comprised of three independent directors.   Its members are Charles C. Pierce, Jr. (Chairman), Ernest C. Hill, and Peter Collins.

The Fund’s Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee, which is attached as Appendix B to this Proxy Statement.

The Committee considers and recommends nominees for election as directors of the Fund.  Shareholders wishing to recommend qualified candidates for consideration by the Fund may do so by writing to the Secretary of the Fund at the address shown in the Notice providing the candidate’s name, biographical data and qualifications.  In its assessment of each potential candidate, the Committee reviews the nominee’s judgment, experience, independence, financial literacy, knowledge of emerging growth companies, understanding of the Fund and its investment objectives and such other factors as the Committee may determine. The Committee also takes into account the ability of a director to devote the time and effort necessary to fulfill his or her responsibilities.   At the direction of the Board, the Committee also considers various corporate governance policies and procedures.

Director Compensation

Directors who are not employees of either the Fund or RENN Capital Group, Inc. receive a monthly fee of $2,000 ($3,000 per month for the Chairman of the Audit Committee), plus $750 and out-of-pocket expenses for each quarterly valuation meeting attended.   The Fund does not pay any fees to, or reimburse expenses of, its directors who are considered “interested persons” of the Fund.   The aggregate compensation for the period from January 1 to December 31, 2009 that the Fund paid each current director, and the aggregate compensation paid to each director for the most recently completed fiscal year by other funds in a Fund Complex with the Fund is set forth below:

Name of Director	Aggregate 2009 Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total 2009 Compensation from Fund and Fund Complex(2) Paid to Directors
Russell Cleveland(1)	$ 0	$ 0	$ 0	$ 0
Peter Collins	$ 27,000	$ 0	$ 0	$ 27,000
Ernest C. Hill	$ 39,000	$ 0	$ 0	$ 39,000
Charles C. Pierce, Jr.	$ 26,250	$ 0	$ 0	$ 26,250
J. Philip McCormick	$ 26,250	$ 0	$ 0	$ 26,250

(1)	Mr. Cleveland is an interested person of the Fund by virtue of being President and Chief Executive Officer of RENN Capital Group, Inc. and a 5% beneficial owner of the Fund.
(2)
The term "Fund Complex" means all '40-Act registered investment funds which share a common investment adviser or which hold themselves out to investors as related companies for purposes of investment services.  The Fund is not grouped into a Fund Complex with any other such funds.

Executive Compensation and Options

Officers of the Fund receive no compensation from the Fund. The Fund has never issued options or warrants to officers or directors of the Fund.   As a result, the Fund does not have a compensation committee.   No executive officer of the Fund was a director or member of a compensation committee of any entity of which a member of the Fund’s Board was or is an executive officer.

No Dissenter’s Rights

The Texas Business Organization Code does not grant shareholders of a Texas corporation dissenter’s rights with respect to the election of directors.

The Board recommends that the shareholders vote FOR the election of the nominees as Class Three Directors.

PROPOSAL TWO
Ratification of Appointment of Auditor

The Board of Directors has selected Malin, Bergquist & Company to audit the Fund for the fiscal year ending December 31, 2010.  Their selection was approved by the vote of a majority of the Board of Directors, including a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act.   A representative of Malin, Bergquist & Company is expected to attend the Annual Meeting.   The representative for Malin, Bergquist & Company will respond to appropriate questions from shareholders and will be given the opportunity to make a statement, should the representative desire to do so.

The following table presents fees paid by the Fund for professional services rendered by KBA Group LLP for the fiscal years ended December 31, 2008 and 2009, and the fees paid by the Fund for professional services rendered by Malin, Bergquist & Company for the fiscal year ended December 31, 2009.

Fee Category	Fees for 2009	Fees for 2008
	KBA Malin Bergquist Group	KBA Group

Audit Fees	$ 20,000 $ 120,650	$ 136,850
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0
Total Fees	$ 20,000 $ 120,650	$ 136,850

Audit Fees were for professional services rendered for the audit of the Fund’s annual financial statements and review of the Fund’s quarterly financial statements. No non-audit fees were paid to the independent audit firms of KBA Group LLP or Malin, Bergquist & Company.

        No Other Fees were paid by the Fund to KBA Group LLP or Malin, Bergquist & Company for the fiscal years ended December 31, 2009 or 2008.

The Audit Committee has adopted a pre-approval policy that provides for the prior consideration by the Audit Committee of any audit or non-audit services that may be provided by its independent auditor to the Fund.   No Audit-Related Fees, Tax Fees or Other Fees were pre-approved by the Audit Committee for the fiscal years ended December 31, 2009 or 2008.

The affirmative vote of a majority of shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required for the ratification of the selection of the Fund’s independent auditors.

No Dissenter’s Rights

The Texas Business Organizations Code does not grant shareholders of a Texas corporation dissenter’s rights with respect to the ratification of the appointment of independent auditors.

The Board recommends that the shareholders vote FOR the ratification of the appointment of Malin, Bergquist & Company as the Fund’s independent auditor for the fiscal year ending December 31, 2010.

INFORMATION ABOUT THE FUND’S  OFFICERS AND THE INVESTMENT ADVISER

Officers

Set forth below is certain information regarding the executive officers of the Fund and of RENN Capital Group, Inc., the Fund’s investment adviser:

Russell Cleveland, age 71, has served as Chairman of the Board, President, Chief Executive Officer, and a Class Three director of the Fund since 1994.  He has also served as the President, Chief Executive Officer, sole Director, and the majority stockholder of RENN Capital Group, Inc. since 1991.  He is a Chartered Financial Analyst with more than 35 years experience as a specialist in investments for smaller capitalization companies.  A graduate of the Wharton School of Business, Mr. Cleveland has served as President of the Dallas Association of Investment Analysts.  Mr. Cleveland also serves on the boards of directors of Renaissance US Growth Investment Trust PLC, BPO Management Services, Inc., CMSF Corp., Cover-All Technologies, Inc., Integrated Security Systems, Inc., and Access Plans, Inc.

Barbe Butschek, age 55, has served as the Secretary, Treasurer, and Chief Financial Officer of the Fund since 1994.  She currently serves as Senior Vice-President, Secretary and Treasurer of RENN Capital Group, Inc., has served RENN Capital Group, Inc. with responsibilities for financial reporting and various other duties since 1977, and has been the holder of 20% of the equity of RENN Capital Group, Inc. since 1991.

Robert C. Pearson, age 74, served as Vice President of the Fund from April 1997 through March 2009, at which time he retired but continued in a consulting capacity with the Adviser and as a director on the boards of portfolio companies CMSF Corp and Aurasound, Inc. through the remainder of 2009.  Mr. Pearson brought more than thirty years of experience to RENN Capital Group, Inc.’s corporate finance function.  From 1994 to 1997, he was an independent financial management consultant.  From 1990 to 1994, he served as Chief Financial Officer and Executive Vice-President of Thomas Group, Inc., a management consulting firm, and prior to 1990, Mr. Pearson was responsible for all administrative activities for the Superconducting Super Collider Laboratory.  From 1960 to 1985, Mr. Pearson served in a variety of positions at Texas Instruments in financial planning and analysis.  Mr. Pearson holds a BS in Business from the University of Maryland and was a W.A. Paton Scholar with an MBA from the University of Michigan.

Scott E. Douglass, age 51, has served as a Vice President of the Fund and the Adviser since November 2004.  He has worked for three sell-side firms in the areas of institutional sales and investment banking.  Prior to that he was a commercial loan officer for the First National Bank of Boston and Fleet Financial Group which are now part of Bank of America.  He holds a Masters Degree in Business Administration from the Olin Graduate School of Business at Babson College.

Z. Eric Stephens, age 42, has been a Vice President of the Fund since August 2006.  He also has served as a Vice President of RENN Capital Group, Inc. since January 2006 and as Chief Operating Officer since April, 2009.  His responsibilities with RENN Capital Group, Inc. include due diligence, portfolio monitoring and selection, and supervision of the operations of RENN Capital Group, Inc.  Previously, he was a director with CBIZ Valuation Group, a national valuation consulting firm.  While with CBIZ, he valued public and private companies, performed purchase price allocations and goodwill impairment tests, wrote fairness opinions and solvency opinions and served as an expert witness.  Prior to working for CBIZ, Mr. Stephens was a staff accountant with the U.S. Securities and Exchange Commission. While with the SEC, he conducted on-site examinations of investment companies and investment advisers.  Mr. Stephens has a BA in economics and finance from Southwestern Oklahoma State University and an MBA from Texas A&M University and is a Chartered Financial Analyst.

RENN Capital Group, Inc., the Adviser

RENN Capital Group, Inc. provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement between the Fund and RENN Capital Group, Inc. originally dated February 15, 1994, and last amended as of May 15, 2009.   RENN Capital Group, Inc. is a registered investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is subject to the reporting and other requirements of the Advisers Act.  RENN Capital Group, Inc. and its officers and employees devote such time to the Fund’s business as is necessary for the conduct of its operations.

RENN Capital Group, Inc. is also the Investment Adviser of Global Special Opportunities Trust PLC and Renaissance US Growth Investment Trust PLC, investment trusts listed on the London Stock Exchange, the Investment Adviser to Premier RENN Entrepreneurial Fund Limited, a Guernsey open-end investment company, and Investment Manager of a portion of the Premier China Opportunities Fund Limited, also a Guernsey open-end investment company.

The Advisory Agreement with the Fund is reviewed and approved annually by the Fund’s Board of Directors, including its independent directors.  Pursuant to the Advisory Agreement, RENN Capital Group, Inc. is entitled to receive a management fee from the Fund equal to 0.4375% of the Fund’s net assets, as determined at the end of each quarter with each payment due on the last day of the calendar quarter.  In addition, pursuant to the Advisory Agreement prior to its amendment last year, RENN Capital Group, Inc. was entitled to receive an annual incentive fee equal to 20% of the Fund’s cumulative realized capital gains in excess of cumulative realized capital losses of the Fund after allowance for any unrealized capital depreciation on the portfolio investments of the Fund at the end of the year of calculation, less cumulative incentive fees previously accrued.  The incentive fee was discontinued as of May 15, 2009, and no incentive fee was paid for the fiscal year 2009.

In 2009, the Fund incurred $305,132 as its management fee to RENN Capital Group, Inc. and $39,376 for reimbursement of directly allocable administrative expenses paid by the Adviser.   The Fund also received $4,924 in director’s fees from portfolio companies with respect to Mr. Cleveland’s services as a director.  Neither RENN Capital Group, Inc. nor its affiliates are prohibited from engaging in activities outside the Fund’s business.  Officers and employees of RENN Capital Group, Inc. are compensated solely by RENN Capital Group, Inc. Russell Cleveland and Barbe Butschek own 80% and 20%, respectively, of the common stock of RENN Capital Group, Inc. The sole director of RENN Capital Group, Inc. is Russell Cleveland.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Pursuant to the Advisory Agreement, RENN Capital Group, Inc. serves as Investment Adviser to the Fund, subject to the supervision of the Board of Directors.  Services provided to the Fund include assisting the Fund in the determination of the net assets, recommending the valuation of assets of the Fund to the Board of Directors subject to the Board determination, upon which the management fee paid to RENN Capital Group, Inc. is based.  The valuations of portfolio securities are performed in accordance with generally accepted accounting principles and financial reporting policies of the SEC. In addition, from time to time, the Board of Directors reviews the valuation policies to determine their appropriateness.

        RENN Capital Group, Inc. has formed, and may form in the future, other investment funds to make investments in companies similar to those in which the Fund invests.  The determination regarding the existence of a conflict of interest between these affiliated investment funds and the Fund, and the resolution of any such conflict, vests in the Board of Directors, subject to the provisions of the 1940 Act.

AUDIT COMMITTEE REPORT

The Audit Committee is comprised of four independent directors, listed below.

The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended December 31, 2009 with the Fund’s management.  The Audit Committee has discussed with KBA Group LLP and Malin, Bergquist & Company, the Fund’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended.  The Audit Committee has received the written disclosures and the letters from KBA Group LLP and Malin, Bergquist & Company required by Independence Standards Board Standard No. 1 and has discussed with each of the auditors its independence.

      Based on the review and discussions described above, among other things, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund be included in the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2009.

Ernest C. Hill, Chairman
Peter Collins
Charles C. Pierce, Jr.
J. Philip McCormick

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Fund’s officers and directors and persons who own more than 10% of a registered class of the Fund’s equity securities to file reports of ownership and changes in ownership with the SEC.  Officers, directors and greater-than-10% beneficial owners are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

The Fund believes that during the fiscal year ended December 31, 2009, all Section 16(a) filings relating to the Fund’s Common Stock applicable to its officers, directors and greater-than-10% beneficial owners were timely filed, with the following exceptions:  A Form 5 for Russell Cleveland was filed late with regard to a series of 8 transactions on October 28, 2009, which were not filed on a Form 4.  A Form 5 for Barbe Butschek was filed late with regard to a series of 5 transactions on October 28 and October 30, 2009, which were not filed on a Form 4. The transactions occurred as a result of two distributions of the Fund’s securities owned by the Adviser:  one to a partnership owned by the Cleveland family on behalf of Mr. Cleveland; and a second distribution to Ms. Butschek.  These distributions were in the same ratio as indirectly owned by them before the transaction.

SUBMISSION OF SHAREHOLDER PROPOSALS

      Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, shareholders may present proper proposals for inclusion in the Fund’s proxy statement for consideration at its Annual Meeting of shareholders by submitting proposals to the Fund in a timely manner. To have been included in the proxy statement for the Annual Meeting of Shareholders to be held in 2010, shareholder proposals must have been received by the Fund by December 2, 2009 and must otherwise have complied with the requirements of Rule 14a-8.   A shareholder may also submit a proposal for inclusion in next year’s proxy statement if such proposal is submitted to the Fund on or prior to the 120th day before printing is commenced for the next proxy statement, which submission deadline is estimated to be December 1, 2010.   Any Shareholder proposal should be sent to Corporate Secretary, 8080 North Central Expressway, Suite 210, LB-59, Dallas, Texas 75206-1857.

OTHER BUSINESS

Management knows of no other business to be presented at the Annual Meeting that will be voted on by the shareholders.  If other matters properly come before the Annual Meeting or any adjournment(s), then the persons serving as proxies will vote the proxies in their discretion and as they deem appropriate.

The Annual Report to Shareholders for the year ended December 31, 2009, was mailed on March 1, 2010, and has been filed with the SEC on a Form N-CSR.  You may access a copy from the Fund’s website at  www.rencapital.com/renniii.php.  You may also obtain a copy of the report, by checking the appropriate box on the proxy card and mailing the card in the self-addressed, postage-paid envelope.  A copy of the report will be forwarded to you free of charge by first class mail.

Unless you submit instructions to the contrary to the Fund, annual reports to shareholders, proxy materials, and notices of internet availability of proxy materials will be furnished by “householding,” that is, only one set of materials, together with the appropriate number of proxy cards, will be sent to any residential address on record for more than one shareholder.  You may request in writing or by telephone that you be sent an individual set of materials, in which case you will then receive individual sets of materials for any mailings occurring 30 days or more after your request. To make such a request you should contact our transfer agent, American Stock Transfer & Trust Company, LLC at 6201 15th Avenue, Brooklyn, New York  11219, telephone 1(800)937-5449.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

      Generally, shareholders who have questions or concerns regarding the Fund should contact the Fund’s Compliance Consultant at (972) 547-4386.   However, shareholders may communicate with the Board by sending a letter to Board of Directors of the Fund, c/o Corporate Secretary, 8080 North Central Expressway, Suite 210, LB-59, Dallas, Texas 75206-1857.   All communications must contain a clear notation indicating that it is a “Shareholder—Board Communication” or a “Shareholder—Director Communication” and must identify the author as a Shareholder.  The office of the Corporate Secretary will forward the correspondence, if appropriate, to the Chairman of the Board or to any individual director to whom the communication is directed.   The Fund reserves the right not to forward to the Board any communication that is hostile, threatening, illegal, not reasonably related to the Fund or its business, or similarly inappropriate.  The office of the Corporate Secretary has authority to discard or disregard any inappropriate communication or to take any other action that it deems to be appropriate with respect to any inappropriate communications.

      You are cordially invited to attend the Annual Meeting of Shareholders in person.  However, whether or not you plan to attend the Annual Meeting, you are requested to promptly vote your proxy online, or by telephone, or by completing, signing, and returning the  proxy card in the enclosed postage-paid envelope.  Please refer to the proxy card for details.

By Order of the Board of Directors,

/s/ BARBE BUTSCHEK

Barbe Butschek, Secretary

Dallas, Texas

March 31, 2010

Appendix A

AMENDED CHARTER

OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

OF

RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

Renaissance Capital Growth & Income Fund III, Inc. (the “Fund”) certifies that it has adopted this amended Charter (the “Charter”) as its formal written audit committee charter, effective as of June 30, 2007.

I.      Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities.  The Audit Committee’s primary duties and responsibilities are to:

•
Appoint and approve the compensation of the Fund’s independent auditors, including those to be retained for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Fund;

•	Review the scope of their audit services and the annual results of their audits;

•	Monitor the independence and performance of the Fund’s independent auditors;

•	Oversee the accounting and financial reporting processes of the Fund and the audits of its financial statements, generally;

•	Review the reports and recommendations of the Fund’s independent auditors;

•	Provide an avenue of communication among the independent auditors, management and the Board of Directors; and

•	Resolve any disagreements between management of the Fund and its independent auditors regarding financial reporting.

The Fund’s independent auditors must report directly to the Audit Committee.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization.  The Audit Committee has the ability to retain, at the Fund’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties, and it shall have the ability to determine the compensation to be paid to such outside consultants or experts.

II.      Audit Committee Composition and Meetings

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors meeting the independence and other requirements of the American Stock Exchange and Rule 10A-3(b)(1) promulgated under the Securities Exchange Act of 1934, as amended.  All members of the Committee shall:

•	not have participated in the preparation of the financial statements of the Fund or any subsidiary at any time in the last three years; and

•
have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including a company’s balance sheet, income statements and cash flow statement.

In addition, at least one member of the Committee shall have accounting or related financial management expertise, as defined by the applicable Securities and Exchange Commission (“SEC”) regulation.

If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet from time to time as it shall determine, but not less than on a quarterly basis.  The Committee may meet with management or the independent auditors to discuss any matters that the Committee may determine.

III.     Audit Committee Responsibilities and Duties

In addition to fulfilling the purposes described above, the Audit Committee shall have the following specific responsibilities and duties:

Review Procedures

•	Annually review and assess the adequacy of the Charter.

•	Submit the Charter to the Board of Directors for approval and have the document filed at least every three years in accordance with SEC regulations.

•	Review, along with management and independent auditors, the Fund’s annual audited financial statements prior to filing or distribution.

•	Review all proposed related party transactions and submit its findings and recommendations to the independent Directors of the Board for their final approval.

•
Review with management and the independent auditors the Fund’s quarterly financial results prior to the release of earnings and/or the Fund’s quarterly financial statements prior to filing or distribution.  Discuss any significant changes to the Fund’s accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61.

A-1

                Independent Auditors

•
The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors.  It is the Audit Committee’s responsibility to ensure that it has received a formal written statement from independent auditors delineating all relationships between the Fund and the independent auditor.  The Audit Committee shall review the independence and performance of the auditors and shall have the responsibility for, and authority to, appoint and/or discharge the independent auditors.

•	Approve the fees and other compensation to be paid to the independent auditors.

•	On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Fund that could impair the auditor’s independence.

•
Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors and discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

•	Consider the independent auditor’s judgments about the quality and appropriateness of the Fund’s accounting principles as applied in its financial reporting.

                Other Audit Committee Responsibilities

•	Annually prepare a report to shareholders as required by the SEC. The report should be included in the Fund’s annual proxy statement.

•
Establish and periodically review the Fund’s procedures for (a) the receipt, retention and treatment of complaints received by the Fund regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by employees of the Fund regarding questionable accounting or auditing matters.

•	Perform any other activities consistent with the Charter, the Fund’s by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

•	Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

•	Determine the funding necessary to cover the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

A-2

APPENDIX B

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Purpose

The purpose of the Nominating and Corporate Governance Committee of the Board of Directors (the “Board”) is as follows:

•	consider qualified candidates to serve as Board members;
•	consider and nominate nominees for election as Board members; and
•	at the direction of the Board of Directors, consider various corporate governance policies and procedures.

Committee Membership

The Nominating and Corporate Governance Committee shall consist of at least three members,  one of whom shall serve as the chairperson of the Committee.  The members of the Nominating and Corporate Governance Committee shall meet the applicable membership and independence requirements under National Association of Securities Dealers (“NASD”) Rule 4200.

The members of the Nominating and Corporate Governance Committee and the chairperson of the Nominating and Corporate Governance Committee shall be appointed annually by the Board.  The Board from time to time may remove members of the Nominating and Corporate Governance Committee and fill any resulting vacancy.

Meetings

The Nominating and Corporate Governance Committee shall hold at least two meetings per year and such additional meetings as the Nominating and Corporate Governance Committee or its chairperson shall determine.

Committee Duties and Powers

To carry out its purpose, the Nominating and Corporate Governance Committee shall have the following duties and powers:

Identification of Potential Board Members.  The Nominating and Corporate Governance Committee shall seek and identify individuals qualified to become members of the Board, consistent with its nominating criteria.

Nomination of Director Nominees.  The Nominating and Corporate Governance Committee shall consider and nominate nominees for election at each annual meeting of the shareholders of the Company.

Independence and Qualification of Members of the Board.  The Nominating and Corporate Governance Committee shall review with the Board at least annually the qualifications of new and existing members of the Board, considering the level of independence of individual members, together with such other factors as the Board may deem appropriate, including overall skills, financial literacy and experience, to ensure the Company’s on-going compliance with the independence and other standards set by the NASD.

Corporate Governance.  The Nominating and Corporate Governance Committee shall, at the direction of the Board, consider various corporate governance policies and procedures.

Reports to the Board.  The Nominating and Corporate Governance Committee shall make regular reports to the Board.

Nominating and Corporate Governance Committee Charter.  The Nominating and Corporate Governance Committee shall review and assess this charter and recommend any proposed changes to the Board for approval.

Other Duties.  The Nominating and Corporate Governance Committee also shall perform such additional duties and have such additional responsibilities and functions as the Board from time to time may determine.

B-1

0

# RENN GLOBAL ENTREPRENEURS FUND, INC.

FOR THE ANNUAL MEETING OF STOCKHOLDERS

MAY 14, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

**As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-PROXIES, or via the Internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card.**

The undersigned stockholder of RENN Global Entrepreneurs Fund, Inc. (the "Fund") acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Fund and hereby appoints Russell Cleveland and Barbe Butschek, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Fund which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the Hilton Anatole, 2201 Stemmons Freeway, Dallas, Texas 75207, on Friday, May 14, 2010, at 8:00 a.m., Central Daylight Savings time, and at all postponements or adjournments thereof, as indicated on this proxy.

**(Continued and to be signed on the reverse side.)**

14475

ANNUAL MEETING OF SHAREHOLDERS OF

# RENN GLOBAL ENTREPRENEURS FUND, INC.

May 14, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=07376

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00003330000000000000 8 051410

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| Ernest C. Hill | ☐ | ☐ | ☐ |
| Russell Cleveland | ☐ | ☐ | ☐ |

**THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED HEREIN; where no choice is specified, it will be voted FOR Proposals 1 and 2.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________ Date: ______ Signature of Shareholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

# RENN GLOBAL ENTREPRENEURS FUND, INC.

May 14, 2010

## PROXY VOTING INSTRUCTIONS

**INTERNET** - Access "www.voteproxy.com" and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

**TELEPHONE** - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote online/phone until 11:59 PM EST the day before the meeting.

**MAIL** - Sign, date and mail your proxy card in the envelope provided as soon as possible.

**IN PERSON** - You may vote your shares in person by attending the Annual Meeting.

| | |
|---|---|
| COMPANY NUMBER | |
| ACCOUNT NUMBER | |
| | |

**NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:**
The Notice of Meeting, proxy statement and proxy card
are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=07376

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ↓

00003330000000000000 8 051410

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 and 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

**THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED HEREIN; where no choice is specified, it will be voted FOR Proposals 1 and 2.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ________ Date: ________ Signature of Shareholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.